Exhibit 99.2

News Release

FOR IMMEDIATE RELEASE	Media contact:
October 5, 2020	Eric Wilkens
201-572-9317
eric.wilkens@verizon.com

Verizon announces accepted amounts of Old Notes and pricing terms of New Notes in connection with its separate private exchange offers for (i) 7 series of notes and (ii) 10 series of notes

NEW YORK – Verizon Communications Inc. (“Verizon”) (NYSE, NASDAQ: VZ) today announced the accepted amounts and pricing terms of its two previously announced separate transactions to exchange certain series of its outstanding notes.

The Exchange Offers

As previously announced, the first transaction consists of private offers to exchange the 7 outstanding series of notes listed in the first table below and maturing from 2021 through 2024 (collectively, the “Short-Dated Old Notes”), in each case, for newly issued notes of Verizon due 2030 (the “2030 New Notes”) (the “Short-Dated Exchange Offers”), on the terms and subject to the conditions set forth in an offering memorandum dated September 21, 2020 (as amended by Verizon’s press release dated today, October 5, 2020, relating to the early participation results and upsizing of the Exchange Offers (the “Early Participation Results Press Release”) and this press release, the “Short-Dated Offering Memorandum”), and the second transaction consists of private offers to exchange the 10 outstanding series of notes listed in the second table below and maturing from 2037 through 2055 (collectively, the “Long-Dated Old Notes” and, together with the Short-Dated Old Notes, the “Old Notes”), in each case, for newly issued notes of Verizon due 2056 (the “2056 New Notes” and, together with the 2030 New Notes, the “New Notes”) and, if applicable, for the Long-Dated Cash Amount (as defined below) (the “Long-Dated Exchange Offers” and, together with the Short-Dated Exchange Offers, the “Exchange Offers”), on the terms and subject to the conditions set forth in an offering memorandum dated September 21, 2020 (as amended by the Early Participation Results Press Release and this press release, the “Long-Dated Offering Memorandum” and, together with the Short-Dated Offering Memorandum, the “Offering Memorandums”). The Short-Dated Offering Memorandum and the accompanying eligibility letter for the Short-Dated Exchange Offers constitute the “Short-Dated Exchange Offer Documents”, and the Long-Dated Offering Memorandum and the accompanying eligibility letter for the Long-Dated Exchange Offers constitute the “Long-Dated Exchange Offer Documents,” which, together with the Short-Dated Exchange Offer Documents, are referred to as the “Exchange Offer Documents”.

The “Early Participation Date” was, and the withdrawal rights for each Exchange Offer expired at, 5:00 p.m. (Eastern time) on October 2, 2020. The Exchange Offers will expire at 5:00 p.m. (Eastern time) on October 26, 2020, unless extended or earlier terminated by Verizon.

As previously announced, all conditions applicable to the Exchange Offers as of the Early Participation Date have been deemed satisfied or waived by Verizon and the Minimum Issue Requirement (as defined in Verizon’s press release announcing the Exchange Offers, dated September 21, 2020 (the “Launch Press Release”)) for each of the Exchange Offers was met as of the Early Participation Date.

Verizon will settle all Old Notes validly tendered at or prior to the Early Participation Date and accepted for exchange on October 6, 2020 (the “Early Settlement Date”). Because (i) the aggregate principal amount of 2030 New Notes to be issued in exchange for the Short-Dated Old Notes validly tendered at or prior to the Early Participation Date and accepted for exchange will equal the Short-Dated New Notes Cap (as defined in and amended by the Early Participation Results Press Release) and (ii) the aggregate principal amount of 2056 New Notes to be issued in exchange for the Long-Dated Old Notes validly tendered at or prior to the Early Participation Date and accepted for exchange will equal the Long-Dated New Notes Cap (as defined in and amended by the Early Participation Results Press Release), to the extent possible subject to the terms and conditions of the Long-Dated Offering Memorandum, there will be no Final Settlement Date (as defined in the Launch Press Release) with respect to the Exchange Offers, and no additional tenders of Old Notes will be accepted for purchase by Verizon in the Exchange Offers after the Early Participation Date.

Short-Dated Exchange Offers

The table below indicates, among other things, the aggregate principal amount of Short-Dated Old Notes accepted in each Short-Dated Exchange Offer, the Short-Dated Exchange Offer Yield (as defined below) for each series of Fixed Rate Notes (as defined below) and the Short-Dated Total Exchange Price (as defined below) for each series of Fixed Rate Notes, each as calculated at 9:00 a.m. (Eastern time) today, October 5, 2020 (the “Short-Dated Price Determination Date”) in accordance with the terms of the Short-Dated Offering Memorandum. No series of Short-Dated Old Notes tendered and accepted in the Short-Dated Exchange Offers was subject to proration.

Acceptance Priority Level	CUSIP Number(s)	Title of Security	Principal Amount Outstanding	Principal Amount Accepted under the Short- Dated Exchange Offers	Reference U.S. Treasury Security	Yield of Reference U.S. Treasury Security	Short- Dated Fixed Spread (basis points)	Short- Dated Exchange Offer Yield(1)	Fixed Rate Note Total Exchange Price(2)	Floating Rate Note Total Exchange Price(3)
1	92343VCC6	3.450% notes due 2021	$596,603,000	$30,854,000	0.125% due Aug. 31, 2022	0.141%	+5	0.191%	$1,014.38	N/A
2	92343VDX9	Floating Rate notes due 2022	$1,191,927,000	$64,033,000	N/A	N/A	N/A	N/A	N/A	$1,017.00
3	92343VBR4	5.150% notes due 2023	$3,565,668,000	$375,572,000	0.125% due Sep. 15, 2023	0.170%	+30	0.470%	$1,136.56	N/A
4	92343VDQ4/ 92343VDM3/ U9221AAS7	2.946% notes due 2022	$865,241,000	$151,898,000	0.125% due Aug. 31, 2022	0.141%	+5	0.191%	$1,039.64	N/A
5	92343VBJ2	2.450% notes due 2022	$917,547,000	$123,564,000	0.125% due Aug. 31, 2022	0.141%	+5	0.191%	$1,046.63	N/A
6	92343VBY9	4.150% notes due 2024	$669,270,000	$58,898,000	0.25% due Aug. 31, 2025	0.293%	+25	0.543%	$1,122.82	N/A
7	92343VCR3	3.500% notes due 2024	$1,741,609,000	$242,421,000	0.25% due Aug. 31, 2025	0.293%	+25	0.543%	$1,118.85	N/A

(1)

The “Short-Dated Exchange Offer Yield” for each series of Short-Dated Old Notes other than the Floating Rate Notes (as defined below) (all such Short-Dated Old Notes, the “Fixed Rate Notes”) is equal to the sum of (i) the applicable yield of the specified Reference U.S. Treasury Security, which is based on the bid-side price of the applicable Reference U.S. Treasury Security specified in the table above for such series of Fixed Rate Notes on the Short-Dated Price Determination Date appearing on the Bloomberg Reference Page “FIT1”, plus (ii) the applicable Short-Dated Fixed Spread specified in the table above (the “Short-Dated Fixed Spread”) for such series of Fixed Rate Notes.

(2)

The “Short-Dated Total Exchange Price” for each series of Fixed Rate Notes is payable in principal amount of 2030 New Notes per each $1,000 principal amount of such series of Fixed Rate Notes validly tendered for exchange, and is based on the applicable Short-Dated Exchange Offer Yield for such series of Short-Dated Old Notes.

(3)

The Short-Dated Total Exchange Price payable in principal amount of 2030 New Notes per each $1,000 principal amount of Floating Rate Notes due 2022 (the “Floating Rate Notes”) validly tendered for exchange at or prior to the Early Participation Date.

The following table sets forth the terms of the 2030 New Notes:

Issuer	Title of Security	2030 New Notes Coupon(1)	Principal Amount Expected to be Issued on the Early Settlement Date
Verizon Communications Inc.	Notes due 2030	1.680%	$1,147,439,000

(1)

Equal to the sum of (a) the yield of the 0.625% U.S. Treasury Security due August 15, 2030, as calculated by the lead dealer managers in accordance with standard market practice and as described in the Short-Dated Offering Memorandum, plus (b) 95 basis points, such sum rounded to the third decimal place when expressed as a percentage. The 2030 New Notes will mature on October 30, 2030.

The applicable Short-Dated Total Exchange Price that will be paid on the Early Settlement Date for each series of Short-Dated Old Notes accepted for exchange does not include the applicable Accrued Coupon Payment (as defined in the Launch Press Release), which will be paid, in cash, in addition to the applicable Short-Dated Total Exchange Price.

Long-Dated Exchange Offers

The table below indicates, among other things, the aggregate principal amount of Long-Dated Old Notes accepted in each Long-Dated Exchange Offer, the proration factor with respect to each series of Long-Dated Old Notes accepted, the Long-Dated Exchange Offer Yield (as defined below) for each series of Long-Dated Old Notes accepted, the Long-Dated Total Exchange Price (as defined below) for each series of Long-Dated Old Notes accepted and the Long-Dated Cash Amount payable for each of certain series of Long-Dated Old Notes accepted, each as calculated at 9:00 a.m. (Eastern time) today, October 5, 2020 (the “Long-Dated Price Determination Date”) in accordance with the terms of the Long-Dated Offering Memorandum. No series of Long-Dated Old Notes with an Acceptance Priority Level (as listed in the table below) below 4 was accepted in the Long-Dated Exchange Offers.

Acceptance Priority Level	CUSIP Number	Title of Security	Principal Amount Outstanding	Proration Factor for the Long- Dated Exchange Offers(1)	Principal Amount Accepted under the Long-Dated Exchange Offers	Yield of Reference U.S. Treasury Security	Long- Dated Fixed Spread (basis points)	Long- Dated Exchange Offer Yield(2)	Long- Dated Total Exchange Price(3)	Long- Dated Cash Amount(4)
1	92343VDV3	5.500% notes due 2047	$1,201,232,000	100.00%	$601,465,000	1.537%	+126	2.797%	$1,502.76	$63
2	92343VBT0	6.550% notes due 2043	$951,529,000	100.00%	$146,340,000	1.537%	+125	2.787%	$1,634.64	$214
3	92343VDU5	5.250% notes due 2037	$2,821,045,000	100.00%	$1,468,032,000	1.537%	+90	2.437%	$1,379.24	$185
4	92343VDS0	5.012% notes due 2049	$2,523,231,000	90.26%	$1,449,772,000	1.537%	+125	2.787%	$1,435.83	$281
5	92343VCZ5	4.672% notes due 2055	$2,040,611,000	N/A	$0	N/A	N/A	N/A	N/A	N/A
6	92343VCK8	4.862% notes due 2046	$3,891,529,000	N/A	$0	N/A	N/A	N/A	N/A	N/A
7	92343VCX0	4.522% notes due 2048	$4,116,902,000	N/A	$0	N/A	N/A	N/A	N/A	N/A
8	92343VDR2	4.812% notes due 2039	$1,546,295,000	N/A	$0	N/A	N/A	N/A	N/A	N/A
9	92343VCM4	5.012% notes due 2054	$1,208,915,000	N/A	$0	N/A	N/A	N/A	N/A	N/A
10	92343VDC5	4.125% notes due 2046	$1,136,004,000	N/A	$0	N/A	N/A	N/A	N/A	N/A

(1)	Rounded to the nearest hundredth.
(2)

The “Long-Dated Exchange Offer Yield” for each series of Long-Dated Old Notes accepted is equal to the sum of (i) the applicable yield of the 1.25% U.S. Treasury Security due May 15, 2050 (the “Reference U.S. Treasury Security”), which is based on the bid-side price of the Reference U.S. Treasury Security on the Long-Dated Price Determination Date appearing on the Bloomberg Reference Page “FIT1”, plus (ii) the applicable Fixed Spread specified in the table above (the “Long-Dated Fixed Spread”) for such series of Long-Dated Old Notes.

(3)

The “Long-Dated Total Exchange Price” for each series of Long-Dated Old Notes accepted is payable in (i) principal amount of 2056 New Notes and (ii) the applicable Long-Dated Cash Amount per each $1,000 principal amount of such series of Long-Dated Old Notes validly tendered for exchange, and is based on the applicable Long-Dated Exchange Offer Yield for such series of Long-Dated Old Notes.

(4)

The cash payment payable as a portion of the Long-Dated Total Exchange Price for each series of Long-Dated Old Notes accepted is equal to the amount shown in this column per each $1,000 principal amount of such series of Long-Dated Old Notes validly tendered at or prior to the Early Participation Date and accepted for exchange (the “Long-Dated Cash Amount”). The Long-Dated Cash Amount does not include the applicable Long-Dated Accrued Coupon Payment on the Long-Dated Old Notes accepted for exchange, which will be payable in addition to the applicable Long-Dated Total Exchange Price.

The following table sets forth the terms of the 2056 New Notes:

Issuer	Title of Security	2056 New Notes Coupon(1)	Principal Amount Expected to be Issued on the Early Settlement Date
Verizon Communications Inc.	Notes due 2056	2.987%	$4,499,992,000

(1)

Equal to the sum of (a) the yield of the 1.25% U.S. Treasury Security due May 15, 2050, as calculated by the lead dealer managers in accordance with standard market practice and as described in the Long-Dated Offering Memorandum, plus (b) 145 basis points, such sum rounded to the third decimal place when expressed as a percentage. The 2056 New Notes will mature on October 30, 2056.

The applicable Long-Dated Total Exchange Price that will be paid on the Early Settlement Date for each series of Long-Dated Old Notes accepted for exchange does not include the applicable Accrued Coupon Payment, which will be paid, in cash, in addition to the applicable Long-Dated Total Exchange Price.

Registration of the New Notes

When issued, the New Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any other laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. Verizon will enter into a registration rights agreement with respect to the New Notes on the Early Settlement Date.

Only holders who duly complete and return an eligibility letter certifying that they are either (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act or (2) non-“U.S. persons” (as defined in Rule 902 under the Securities Act) located outside of the United States and who are not acting for the account or benefit of a U.S. Person and are “Non-U.S. qualified offerees” (as defined in the eligibility letter) are authorized to receive the Offering Memorandums and to participate in the Exchange Offers (each such holder, an “Eligible Holder”).

Global Bondholder Services Corporation is acting as the Information Agent and the Exchange Agent for the Exchange Offers. Questions or requests for assistance related to the Exchange Offers may be directed to Global Bondholder Services Corporation at (866) 470-3800 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers.

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This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase any Old Notes. The Exchange Offers are being made solely pursuant to the Offering Memorandums, as applicable, and related documents. The Exchange Offers are not being made to holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Exchange Offers to be made by a licensed broker or dealer, the Exchange Offers will be deemed to be made on behalf of Verizon by the dealer managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

This communication has not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this communication is not being directed at persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply.

In particular, this communication is only addressed to and directed at: (A) in any Member State of the European Economic Area and the United Kingdom, qualified investors within the meaning of the Prospectus Regulation and (B) (i) persons that are outside the United Kingdom or (ii) persons in the United Kingdom falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)) or within Article 43 of the Financial Promotion Order, or to high net worth companies, and other persons to whom financial promotions may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Financial Promotion Order (such persons together being “relevant persons”). The New Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such New Notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on an Offering Memorandum or any of its contents. For purposes of the foregoing, the “Prospectus Regulation” means Regulation (EU) 2017/1129, as amended.

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Cautionary Statement Regarding Forward-Looking Statements

In this communication Verizon has made forward-looking statements. These forward-looking statements are not historical facts, but only predictions and generally can be identified by use of statements that include phrases such as “will,” “may,” “should,” “continue,” “anticipate,” “believe,” “expect,” “plan,” “appear,” “project,” “estimate,” “intend,” or other words or phrases of similar import. Similarly, statements that describe our objectives, plans or goals also are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those currently anticipated. Factors that could materially affect these forward-looking statements can be found in each of the Offering Memorandums under the heading “Risk Factors” and in our periodic reports filed with the SEC. Eligible Holders are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements included in this press release are made only as of the date of this press release, and Verizon undertakes no obligation to update publicly these forward-looking statements to reflect new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events might or might not occur. Verizon cannot assure you that projected results or events will be achieved.